UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Sec. 13 or 15(d) of the Securities
                              Exchange Act of 1934



       Date of Report (Date of earliest event reported):  November 25, 2002


     STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust Agreement, dated as of August 1, 2002 providing for the issuance of Structured Asset Securities Corporation Mortgage Pass-through Certificates, Series 2002-18A)


                    STRUCTURED ASSET SECURITIES CORPORATION
             (Exact name of registrant as specified in its charter)


           Delaware                333-82904-18              74-2440858
(State or other jurisdiction     (Commission File Number)    (IRS Employer
of incorporation or organization)                           Identification No.)

                            3 World Financial Center
                               New York, NY 10285
                    (Address of principal executive offices)


      Registrant's telephone number, including area code : (212) 526-7000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and the attached exhibit is being filed with respect to the Registrant's Structured Asset Securities Corporation Mortgage Pass-through Certificates, Series 2002-16A (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Trust Agreement, dated as of August 1, 2002 among Structured Asset Securities Corporation, as depositor, Aurora Loan Services Inc., as master servicer, Aurora Loan Services Inc, Cendant Mortgage Corporation and Wells Fargo Home Mortgage Inc as servicers , and JPMorgan Chase Bank, as Trustee. On November 25, 2002 distributions were made to the Certificateholders.

     Specific information with respect to the distributions is filed as Exhibit
99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7. Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on November 25, 2002 is filed as
               Exhibit 99.1 hereto.

STRUCTURED ASSET SECURITIES CORPORATION
MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2002-18A
-------------------------------------------------------------------------------


SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                   JPMORGAN CHASE BANK, not in its individual capacity but solely as Trustee under the Agreement referred to herein




Date:  November 29, 2002       By:    /s/  Mark W. McDermott
                                  --------------------------------------------
                                  Mark W. McDermott
                                  Assistant Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         November 25, 2002





                                  Exhibit 99.1

             Monthly Certificateholder Statement on November 25, 2002



                    STRUCTURED ASSET SECURITIES CORP. MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2002-18A
                                            STATEMENT TO CERTIFICATEHOLDERS
                                                    November 25, 2002
-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
              Original     Beginning                                                                                  Ending
                Face       Principal                                                       Realized      Deferred    Principal
Class          Value       Balance          Principal      Interest       Total            Losses        Interest     Balance
-----------------------------------------------------------------------------------------------------------------------------------
IA1        94,098,000.00    91,791,062.07  1,400,708.97    327,080.71   1,727,789.68       0.00         0.00       90,390,353.10
IIA1      132,097,000.00   127,309,028.26  1,745,229.77    610,022.43   2,355,252.20       0.00         0.00      125,563,798.49
IIIA       31,665,000.00    28,637,509.00  1,788,040.34    148,685.35   1,936,725.69       0.00         0.00       26,849,468.66
IVA        16,514,000.00    16,148,207.85     16,718.48     67,337.28      84,055.76       0.00         0.00       16,131,489.37
IB1         2,681,000.00     2,679,226.67        877.11      8,988.76       9,865.87       0.00         0.00        2,678,349.56
IB2         1,416,000.00     1,415,063.40        463.26      5,006.94       5,470.20       0.00         0.00        1,414,600.14
IIB1        2,648,000.00     2,645,141.10      1,442.24     14,080.47      15,522.71       0.00         0.00        2,643,698.86
IIB2        1,229,000.00     1,227,673.12        669.38      6,535.08       7,204.46       0.00         0.00        1,227,003.74
B3          3,445,000.00     3,441,811.62      1,600.17     16,076.63      17,676.80       0.00         0.00        3,440,211.45
B4          2,757,000.00     2,754,448.37      1,280.60     12,865.97      14,146.57       0.00         0.00        2,753,167.77
B5            870,000.00       869,194.81        404.11      4,059.99       4,464.10       0.00         0.00          868,790.70
B6          1,029,363.00     1,028,410.49        478.13      4,803.68       5,281.81       0.00         0.00        1,027,932.36
R                 100.00             0.00          0.00          0.00           0.00       0.00         0.00                0.00
IP                  0.00             0.00          0.00     13,904.00      13,904.00       0.00         0.00                0.00
IIP                 0.00             0.00          0.00     15,321.09      15,321.09       0.00         0.00                0.00
TOTALS    290,449,463.00   279,946,776.76  4,957,912.56  1,254,768.38   6,212,680.94       0.00         0.00      274,988,864.20

IA2        94,098,000.00    91,791,062.07          0.00     53,544.79      53,544.79       0.00         0.00       90,390,353.10
IIA2       19,951,815.00    19,155,669.54          0.00     91,787.58      91,787.58       0.00         0.00       18,529,149.17
IB1X        2,681,000.00     2,679,226.67          0.00      2,121.05       2,121.05       0.00         0.00        2,678,349.56
IB2X        1,416,000.00     1,415,063.40          0.00        860.83         860.83       0.00         0.00        1,414,600.14
-----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------    ---------------------------
Factor Information Per $1,000 of Original Face                                                              Pass-through Rates
---------------------------------------------------------------------------------------------------    ---------------------------
                                                                                                                    Current
                         Beginning                                                   Ending             Class      Pass-thru
Class     cusip         Principal       Principal       Interest       Total        Principal                      Rate (%)
-----------------------------------------------------------------------------------------------------    -------------------------
IA1       86358R5E3     975.48366671     14.88564018    3.47595815     18.36159833     960.59802653        IA1          4.275981 %
IIA1      86358R5G8     963.75412205     13.21172903    4.61798852     17.82971756     950.54239301        IIA1         5.750000 %
IIIA      86358R5J2     904.38998895     56.46740376    4.69557398     61.16297774     847.92258519        IIIA         6.230375 %
IVA       86358R5K9     977.84957309      1.01238222    4.07758750      5.08996972     976.83719087        IVA          5.003944 %
IB1       86358R5L7     999.33855651      0.32715778    3.35276389      3.67992167     999.01139873        IB1          4.025981 %
IB2       86358R5N3     999.33855932      0.32716102    3.53597458      3.86313559     999.01139831        IB2          4.245981 %
IIB1      86358R5Q6     998.92035498      0.54465257    5.31739804      5.86205060     998.37570242        IIB1         6.387776 %
IIB2      86358R5R4     998.92035801      0.54465419    5.31739626      5.86205045     998.37570382        IIB2         6.387776 %
B3        86358R5S2     999.07449057      0.46449057    4.66665602      5.13114659     998.61000000        B3           5.605174 %
B4        86358R5U7     999.07449039      0.46449039    4.66665579      5.13114617     998.61000000        B4           5.605174 %
B5        86358R5V5     999.07449425      0.46449425    4.66665517      5.13114943     998.61000000        B5           5.605174 %
B6        86358R5W3     999.07466074      0.46449115    4.66665307      5.13114421     998.61016959        B6           5.605174 %
R         86358R5T0       0.00000000      0.00000000    0.00000000      0.00000000       0.00000000        R            4.975981 %
TOTALS                  963.83988412     17.06979420    4.32009193     21.38988613     946.77008991

IA2       86358R5F0     975.48366671      0.00000000    0.56903218      0.56903218     960.59802653        IA2          0.700000 %
IIA2      86358R5H6     960.09658971      0.00000000    4.60046266      4.60046266     928.69491673        IIA2         5.750000 %
IB1X      86358R5M5     999.33855651      0.00000000    0.79114137      0.79114137     999.01139873        IB1X         0.950000 %
IB2X      86358R5P8     999.33855932      0.00000000    0.60793079      0.60793079     999.01139831        IB2X         0.730000 %
-----------------------------------------------------------------------------------------------------    -------------------------



If there are any questions or comments, please contact the Relationship Manager listed below.

                     --------------------------------------
                               Gouri S Mukherjee
               JPMorgan Chase Bank - Structured Finance Services
                          4 New York Plaza, 6th Floor,
                            New York, New York 10004
                              Tel: (212) 623-4481
                              Fax: (212) 623-5858
                     Email: Gouri.s.mukherjee@jpmchase.com
                     ---------------------------------------

Total Scheduled Principal Amounts                              131,654.96
Group 1 Scheduled Principal Amounts                             32,367.42
Group 2 Scheduled Principal Amounts                             72,501.37
Group 3 Scheduled Principal Amounts                              9,397.56
Group 4 Scheduled Principal Amounts                             17,388.61

Total Unscheduled Principal Amounts                            4,826,257.60
Group 1 Unscheduled Principal Amounts                          1,370,658.78
Group 2 Unscheduled Principal Amounts                          1,676,292.25
Group 3 Unscheduled Principal Amounts                          1,779,133.74
Group 4 Unscheduled Principal Amounts                                172.83

Total Net Liquidation Proceeds                                  0.00
Group 1 Net Liquidation Proceeds                                0.00
Group 2 Net Liquidation Proceeds                                0.00
Group 3 Net Liquidation Proceeds                                0.00
Group 4 Net Liquidation Proceeds                                0.00

Total Insurance Proceeds                                        0.00
Group 1 Insurance Proceeds                                      0.00
Group 2 Insurance Proceeds                                      0.00
Group 3 Insurance Proceeds                                      0.00
Group 4 Insurance Proceeds                                      0.00

Aggregate  Advances                                             0.00
Group 1  Aggregate  Advances                                    0.00
Group 2 Aggregate  Advances                                     0.00
Group 3 Aggregate  Advances                                     0.00
Group 4 Aggregate  Advances                                     0.00


Ending Principal Balance                                       274,988,864.57
Group 1 Ending Principal Balance                                97,466,225.09
Group 2 Ending Principal Balance                               132,141,705.46
Group 3 Ending Principal Balance                                28,427,581.39
Group 4 Ending Principal Balance                                16,953,352.63


Current Period Realized Losses                                  0.00
Group 1 Current Period Realized Losses                          0.00
Group 2 Current Period Realized Losses                          0.00
Group 3 Current Period Realized Losses                          0.00
Group 4 Current Period Realized Losses                          0.00
Aggregate Realized Losses                                       0.00
Group 1 Aggregate Realized Losses                               0.00
Group 2 Aggregate Realized Losses                               0.00
Group 3 Aggregate Realized Losses                               0.00
Group 4 Aggregate Realized Losses                               0.00

Fraud Loss Limit                                                5,809,000.00
Bankruptcy Loss Loss Limit                                      100,000.00
Special Hazard Loss Loss Limit                                     0.00

Bankruptcy Losses                                               0.00
Group 1 Bankruptcy Losses                                       0.00
Group 2 Bankruptcy Losses                                       0.00
Group 3 Bankruptcy Losses                                       0.00
Group 4 Bankruptcy Losses                                       0.00

Fraud Losses                                                    0.00
Group 1 Fraud Losses                                            0.00
Group 2 Fraud Losses                                            0.00
Group 3 Fraud Losses                                            0.00
Group 4 Fraud Losses                                            0.00

Special Hazard Losses                                           0.00
Group 1 Special Hazard Losses                                   0.00
Group 2 Special Hazard Losses                                   0.00
Group 3 Special Hazard Losses                                   0.00
Group 4 Special Hazard Losses                                   0.00

Servicing Fees                                                  70,379.01
Trustee Fees                                                    1,749.67
Master Service Fee                                              149.15


Sec. 4.03(ix)Number and Aggregate Principal Amounts of Mortgage Loans in Delinquency

 Group 1
                                            Principal
Category                Number               Balance               Percentage
1 Month                           5            5,298,756.79                  5.44 %
2 Month                           1              180,000.00                  0.18 %
3 Month                           0                    0.00                  0.00 %
Total                             6            5,478,756.79                  5.62 %
 Group 2
                                            Principal
Category                Number               Balance               Percentage
1 Month                           1              451,085.79                  0.34 %
2 Month                           0                    0.00                  0.00 %
3 Month                           0                    0.00                  0.00 %
Total                             1              451,085.79                  0.34 %
 Group 3
                                            Principal
Category                Number               Balance               Percentage
1 Month                           0                    0.00                  0.00 %
2 Month                           0                    0.00                  0.00 %
3 Month                           0                    0.00                  0.00 %
Total                             0                    0.00                  0.00 %
 Group 4
                                            Principal
Category                Number               Balance               Percentage
1 Month                           0                    0.00                  0.00 %
2 Month                           0                    0.00                  0.00 %
3 Month                           0                    0.00                  0.00 %
 Total                            0                    0.00                  0.00 %

Number and Aggregate Principal Amounts of Mortgage Loans in Foreclosure

 Group 1
                        Principal
 Number                 Balance         Percentage
        0                 0.00               0.00 %
 Group 2
                        Principal
 Number                 Balance         Percentage
        0                 0.00               0.00 %
 Group 3
                        Principal
 Number                 Balance         Percentage
        0                 0.00               0.00 %
 Group 4
                        Principal
 Number                 Balance         Percentage
        0                 0.00               0.00 %
Group Totals
                        Principal
 Number                 Balance         Percentage
        0                 0.00               0.00 %


Sec. 4.03(x)Number and Aggregate Principal Amounts of REO Loans

 Group 1
                        Principal
 Number                 Balance         Percentage
        0                 0.00               0.00 %
 Group 2
                        Principal
 Number                 Balance         Percentage
        0                 0.00               0.00 %
 Group 3
                        Principal
 Number                 Balance         Percentage
        0                 0.00               0.00 %
 Group 4
                        Principal
 Number                 Balance         Percentage
        0                 0.00               0.00 %
Group Totals
                        Principal
 Number                 Balance         Percentage
        0                 0.00               0.00 %



Aggregate Outstanding Interest Shortfalls
Class ia1 shortfall                             0.00
Class ia2 shortfall                             0.00
Class iia1 shortfall                            0.00
Class iia2 shortfall                            0.00
Class iiia shortfall                            0.00
Class iva shortfall                             0.00
Class ib1 shortfall                             0.00
Class ib1x shortfall                            0.00
Class ib2 shortfall                             0.00
Class ib2x shortfall                            0.00
Class iib1 shortfall                            0.00
Class iib2 shortfall                            0.00
Class b3 shortfall                              0.00
Class b4 shortfall                              0.00
Class b5 shortfall                              0.00
Class b6 shortfall                              0.00
Class r shortfall                               0.00

Sec. 4.03(viv)Aggregate Outstanding Prepayment Interest Shortfalls
Class ia1 shortfall                             0.00
Class ia2 shortfall                             0.00
Class iia1 shortfall                            0.00
Class iia2 shortfall                            0.00
Class iiia shortfall                            0.00
Class iva shortfall                             0.00
Class ib1 shortfall                             0.00
Class ib1x shortfall                            0.00
Class ib2 shortfall                             0.00
Class ib2x shortfall                            0.00
Class iib1 shortfall                            0.00
Class iib2 shortfall                            0.00
Class b3 shortfall                              0.00
Class b4 shortfall                              0.00
Class b5 shortfall                              0.00
Class b6 shortfall                              0.00
Class r shortfall                               0.00

Total Relief Act
Class ia1 Relief Act Shortfall                  0.00
Class ia2 Relief Act Shortfall                  0.00
Class iia1 Relief Act Shortfall                 0.00
Class iia2 Relief Act Shortfall                 0.00
Class iiia Relief Act Shortfall                 0.00
Class iva Relief Act Shortfall                  0.00
Class ib1 Relief Act Shortfall                  0.00
Class ib1x Relief Act Shortfall                 0.00
Class ib2 Relief Act Shortfall                  0.00
Class ib2x Relief Act Shortfall                 0.00
Class b3 Relief Act Shortfall                   0.00
Class b4 Relief Act Shortfall                   0.00
Class b5 Relief Act Shortfall                   0.00
Class b6 Relief Act Shortfall                   0.00
Class iib1 Relief Act Shortfall                 0.00
Class iib2 Relief Act Shortfall                 0.00
Class r Relief Act Shortfall                    0.00

Total PPIS Act
Class ia1 PPIS Act Shortfall                    0.00
Class ia2 PPIS Act Shortfall                    0.00
Class iia1 PPIS Act Shortfall                   0.00
Class iia2 PPIS Act Shortfall                   0.00
Class iiia PPIS Act Shortfall                   0.00
Class iva PPIS Act Shortfall                    0.00
Class ib1 PPIS Act Shortfall                    0.00
Class ib1x PPIS Act Shortfall                   0.00
Class ib2 PPIS Act Shortfall                    0.00
Class ib2x PPIS Act Shortfall                   0.00
Class b3 PPIS Act Shortfall                     0.00
Class b4 PPIS Act Shortfall                     0.00
Class b5 PPIS Act Shortfall                     0.00
Class b6 PPIS Act Shortfall                     0.00
Class iib1 PPIS Act Shortfall                   0.00
Class iib2 PPIS Act Shortfall                   0.00
Class r PPIS Act Shortfall                      0.00
